The UBS Funds

October 28, 2013

UBS Global Allocation Fund

Summary Prospectus

Before you invest, you may want to review the fund's prospectus and statement of additional information ("SAI"), which contain more information about the fund and its risks. You can find the fund's prospectus, SAI and other information about the fund online at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html. You can also get this information at no cost by calling 1-800-647 1568 or by sending an email request to ubs@fundinsite.com. The current prospectus and SAI, dated October 28, 2013, are incorporated by reference into this summary prospectus (i.e., they are legally a part of this summary prospectus).

Share Class: Ticker Symbol

Class A	Class C	Class Y
BNGLX	BNPCX	BPGLX

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 51 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 113 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.78%	0.78%	0.78%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.25	0.28	0.20
Acquired fund fees and expenses	0.08	0.08	0.08
Total annual fund operating expenses[2]	1.36	2.14	1.06

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$681	$957	$1,254	$2,095
Class C (assuming sale of all shares at end of period)	317	670	1,149	2,472
Class C (assuming no sale of shares)	217	670	1,149	2,472
Class Y	108	337	585	1,294

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal strategies

Principal investments

In order to achieve the Fund's objective, the Fund employs an asset allocation strategy that seeks to maximize total return. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund invests in equity and fixed income securities of issuers located within and outside the United States. Under normal circumstances, the Fund allocates its assets between fixed income securities and equity securities, including securities of issuers in both developed (including the United States) and emerging markets countries. Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year and may be either investment grade or high yield (lower-rated or "junk bonds") securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include index options, futures, forward agreements, swap agreements (specifically, interest rate, credit default and inflation swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency (except with respect to equity participation notes and equity linked notes), or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices, forward agreements, interest rate swaps and credit default swaps may also be used to adjust the Fund's portfolio duration.

Management process

The portfolio managers will manage the Fund's portfolio using the following investment process as described below:

The strategy invests in the full spectrum of instruments and markets globally. The Advisor believes that the Advisor is able to improve the return outcome and risk management of the Fund by employing a well diversified strategy across a broad global opportunity set. Returns are generated from asset allocation across markets, currency and security selection.

Asset allocation decisions are primarily driven by UBS Global AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the portfolio managers believe the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS Global AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the portfolio manager's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the portfolio managers assess additional market indicators and consider the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the portfolio managers incorporate an additional discipline in our idea genera-

tion process. The portfolio managers refer to this additional step in its idea generation process as market behavior analysis. Adding this step helps them to understand what other market indicators might drive the market towards or away from fundamental value. The portfolio managers perform systematic analysis of non-valuation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Evaluating various market indicators become increasingly important when an asset class is trading close to its fair value. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

The asset allocation process is structured around the Asset Allocation & Currency (AAC) Investment Committee (the "AAC Committee") meetings, which provides a forum for debate and the exploration of all ramifications of any investment decision, rather than aiming for a consensus to be reached. Instead, any voting member of the AAC Committee can sponsor a trade idea, preparing a detailed investment thesis to support the view. An investment thesis has to define the investment rationale based on valuation and market behavioral influences, the time scale for it being realized, the transaction costs and the potential milestones the Advisor would expect to evaluate whether or not the view is correct. The sponsor is then responsible for convincing another member of the AAC Committee to support the idea as co-sponsor.

Bottom up selection across active equity and fixed income markets can be utilized as part of the asset allocation process at the asset class level. With respect to specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies. The Advisor's bottom up fixed income security selection strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The portfolio managers work closely with the Risk Management team, members of which attend the AAC Committee meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objec-

tives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and ensures that unintended factor exposures are identified, managed and monitored.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Financial Services LLC ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI World Free Index (net) shows how the Fund's performance compares to an index that is designed to measure the equity market performance of developed markets. The Citigroup World Government Bond Index shows how the Fund's performance compares to an index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The GSMI Mutual Fund Index shows how the Fund's performance compares to an index compiled by the Advisor that is constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Indices reflect no deduction for fees, expenses or taxes, except for the MSCI World Free Index (net) which reflects no deduction for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2013: 6.01%
Best quarter during calendar years shown—2Q 2009: 23.56%
Worst quarter during calendar years shown—4Q 2008: (21.44)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2012)

Class (inception date)	1 year	5 years	10 years
Class A (6/30/97)
Return before taxes	6.20%	(1.08)%	5.71%
Class C (11/22/01)[1]
Return before taxes	10.49	(0.72)	5.50
Class Y (8/31/92)
Return before taxes	12.69	0.36	6.61
Return after taxes on distributions	11.98	(1.54)	5.04
Return after taxes on distributions and sale of fund shares	8.57	(0.70)	5.06
Russell 3000 Index	16.42	2.04	7.68
MSCI World Free Index (net)	15.83	(1.18)	7.51
Citigroup World Government Bond Index	1.65	5.27	6.04
GSMI Mutual Fund Index	11.88	2.13	7.74

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the annual average returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Curt Custard, portfolio manager of the Fund since 2009.

•  Andreas Koester, portfolio manager of the Fund since 2009.

•  Jonathan Davies, portfolio manager of the Fund since 2009.

•  Lowell Yura, portfolio manager of the Fund since October 2013.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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©UBS 2013. All rights reserved.
The UBS Funds
Investment Company Act File No. 811-6637
UBS Global Asset Management (Americas) Inc.
is a subsidiary of UBS AG.
S1210

www.ubs.com/globalam-us